Exhibit 4.1

INTERCONTINENTAL EXCHANGE, INC.,

as Issuer,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee

Third Supplemental Indenture

Dated as of August 20, 2020

to Senior Debt Indenture

Dated as of August 13, 2018

Establishing five series of Securities designated

Floating Rate Senior Notes due 2023

0.700% Senior Notes due 2023

1.850% Senior Notes due 2032

2.650% Senior Notes due 2040

3.000% Senior Notes due 2060

THIRD SUPPLEMENTAL INDENTURE, dated as of August 20, 2020 (herein called this “Third Supplemental Indenture”), among Intercontinental Exchange, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), and Wells Fargo Bank, National Association, as Trustee under the Base Indenture referred to below (herein called the “Trustee”).

WITNESSETH:

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture dated as of August 13, 2018 (herein called the “Base Indenture,” together with this Third Supplemental Indenture, the “Indenture”), to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the “Securities”), the form and terms of which are to be established as set forth in Sections 201 and 301 of the Base Indenture;

WHEREAS, Section 901 of the Base Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Base Indenture to, among other things, establish the form and terms of the Securities of any series as permitted in Sections 201 and 301 of the Base Indenture;

WHEREAS, the Company desires to create five series of Securities, consisting of one series in an aggregate principal amount of $1,250,000,000 to be designated the “Floating Rate Senior Notes due 2023” (herein called the “Floating Rate Notes”), one series in an aggregate principal amount of $1,000,000,000 to be designated the “0.700% Senior Notes due 2023” (herein called the “2023 Notes”), one series in an aggregate principal amount of $1,500,000,000 to be designated the “1.850% Senior Notes due 2032” (herein called the “2032 Notes”), one series in an aggregate principal amount of $1,250,000,000 to be designated the “2.650% Senior Notes due 2040” (herein called the “2040 Notes”) and one series in an aggregate principal amount of $1,500,000,000 to be designated the “3.000% Senior Notes due 2060” (herein called the “2060 Notes” and, together with the 2023 Notes, the 2032 Notes and the 2040 Notes, the “Fixed Rate Notes” and, the Fixed Rate Notes together with the Floating Rate Notes, the “Notes”) and all action on the part of the Company necessary to authorize the issuance of the Notes under the Base Indenture and this Third Supplemental Indenture has been duly taken;

WHEREAS, the Company desires to issue the Notes in accordance with Section 2.3 of this Third Supplemental Indenture and treat the Notes as five series of Securities for all purposes, as amended or supplemented from time to time in accordance with the terms of this Third Supplemental Indenture and the Base Indenture; and

WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and completed, authenticated and delivered by the Trustee as provided in the Indenture, the valid and binding obligations of the Company and to constitute a valid and binding agreement according to its terms, have been done and performed.

NOW, THEREFORE, THIS THIRD SUPPLEMENTAL INDENTURE WITNESSETH:

That in consideration of the premises and of the acceptance and purchase of the Notes by the Holders thereof and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of Holders of the Notes, as follows:

ARTICLE 1.

DEFINITIONS

Except to the extent such terms are otherwise defined in this Third Supplemental Indenture or the context clearly requires otherwise, all terms used in this Third Supplemental Indenture which are defined in the Base Indenture or the forms of the Floating Rate Notes, the 2023 Notes, the 2032 Notes, the 2040 Notes and the 2060 Notes attached hereto as Exhibit A, Exhibit B, Exhibit C, Exhibit D and Exhibit E, respectively, have the meanings assigned to them therein.

In addition, as used in this Third Supplemental Indenture, the following terms have the following meanings:

“2023 Notes” has the meaning given to such term in the recitals hereof.

“2032 Notes” has the meaning given to such term in the recitals hereof.

“2032 Par Call Date” means June 15, 2032.

“2040 Notes” has the meaning given to such term in the recitals hereof.

“2040 Par Call Date” means March 15, 2040.

“2060 Notes” has the meaning given to such term in the recitals hereof.

“2060 Par Call Date” means March 15, 2060.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

“Attributable Debt” with regard to a Sale and Lease-Back Transaction with respect to any Principal Property means, at the time of determination, the present value of the total net amount of rent required to be paid under such lease during the remaining term thereof (including any period for which such lease has been extended), discounted at the rate of interest set forth or implicit in the terms of such lease (or, if not practicable to determine such rate, the weighted average interest rate per annum borne by the securities of all series then Outstanding under the Indenture) compounded semi-annually. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall be the lesser of (x) the net amount determined assuming termination upon the first date such lease may be terminated (in which case the net amount shall also include the amount of the penalty, but shall not include any rent that would be required to be paid under such lease subsequent to the first date upon which it may be so terminated) or (y) the net amount determined assuming no such termination.

“Bankruptcy Law” means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

“Base Indenture” has the meaning provided in the recitals hereof.

“Business Day” means any weekday that is not a day on which banking institutions in New York City are authorized or obligated by law or regulation to be closed.

“Capital Stock” means (i) in the case of a corporation or a company, corporate stock or shares; (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (iv) any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing person.

“Company” means the Person named as such in the preamble hereof, subject to the provisions of Section 3.3, any successor to the Company.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes matured on the Maturity Date, in the case of the 2023 Notes, or the applicable Par Call Date, in the case of the 2032 Notes, the 2040 Notes and the 2060 Notes) that would be used, at the time of selection and under customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or if the Company is provided fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations.

“Consolidated Net Worth” means, the consolidated stockholders’ equity of the Company and its Subsidiaries, as defined according to GAAP.

“Credit Agreement” means the Credit Agreement, dated as of April 3, 2014, as amended by the First Amendment to Credit Agreement, dated as of May 15, 2015, as further amended by the Second Amendment to the Credit Agreement, dated as of November 9, 2015, as further amended by the Third Amendment to the Credit Agreement, dated as of November 13, 2015, as further amended by the Fourth Amendment to the Credit Agreement, dated as of August 18, 2017, as further amended by the Fifth Amendment to the Credit Agreement, dated as of

August 18, 2017, as further amended by the Sixth Amendment to the Credit Agreement, dated as of August 9, 2018, and as further amended by the Seventh Amendment to the Credit Agreement, dated as of August 14, 2020, by and among the Company (formerly IntercontinentalExchange Group, Inc.), as borrower, Wells Fargo Bank, National Association, as administrative agent, issuing lender and swingline lender, Bank of America, N.A., as syndication agent, and each of the lenders signatory thereto, as amended, restated, supplemented, increased, extended, renewed, replaced, refinanced (with the same or other lenders) or otherwise modified from time to time.

“Definitive Securities” means certificated Securities registered in the name of the Holder thereof and issued in accordance with Section 2.2(b) hereof, substantially in the form of Exhibit A hereto (with respect to the Floating Rate Notes), Exhibit B hereto (with respect to the 2023 Notes), Exhibit C hereto (with respect to the 2032 Notes), Exhibit D hereto (with respect to the 2040 Notes) or Exhibit E hereto (with respect to the 2060 Notes), except that such Security shall not bear the Global Security Legend.

“Depositary” means DTC, together with any Person succeeding thereto by merger, consolidation or acquisition of all or substantially all of its assets, including substantially all of its securities payment and transfer operations.

“DTC” means The Depository Trust Company, a New York corporation, having a principal office at 55 Water Street, New York, New York 10041-0099.

“Ellie Mae” means (i) prior to the Ellie Mae Acquisition, Ellie Mae, Inc., an indirect wholly owned subsidiary of EMIH, and (ii) following the Ellie Mae Acquisition, the surviving entity or successor to Ellie Mae, Inc.

“Ellie Mae Acquisition” means the transaction contemplated by the Purchase Agreement, pursuant to which EMIH and Ellie Mae will become wholly owned Subsidiaries of the Company.

“EMIH” means (i) prior to the Ellie Mae Acquisition, Ellie Mae Intermediate Holdings I, Inc., a Delaware corporation, and (ii) following the Ellie Mae Acquisition, the surviving entity or successor to Ellie Mae Intermediate Holdings I, Inc.

“Events of Default” has the meaning specified in Section 5.1 hereof.

“Fixed Rate Notes” has the meaning provided in the recitals hereof.

“Floating Rate Notes” has the meaning given to such term in the recitals hereof.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.

“Global Security Legend” means the legend set forth in Section 204 of the Base Indenture.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Indebtedness” means any indebtedness (whether being principal, premium, interest or other amounts) for or in respect of any borrowed money, or evidenced by notes, bonds, debentures or other instruments for money borrowed, or under any lease required to be capitalized under GAAP as in effect on the Issue Date, or any liability under or in respect of any banker’s acceptance (other than a daylight overdraft).

“Indenture” has the meaning provided in the recitals hereof.

“Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Company.

“Indirect Participant” means a Person who holds a beneficial interest in a Global Security through a Participant.

“Issue Date” means August 20, 2020, the date on which the Notes are originally issued under this Third Supplemental Indenture.

“Lien” means any lien, mortgage, deed of trust, hypothecation, pledge, security interest, charge or encumbrance of any kind.

“Make-Whole Optional Redemption Price” has the meaning specified in Section 4.1(a).

“Maturity,” when used with respect to any Note, means the date on which the principal of such Note or an instrument of principal becomes due and payable as therein or herein provided, whether at stated maturity or by declaration of acceleration, call for redemption or otherwise.

“Notes” has the meaning given to such term in the recitals hereof.

“Optional Redemption Price” means the Make-Whole Optional Redemption Price or the Par Call Optional Redemption Price.

“Outside Date” has the meaning specified in Section 4.3.

“Par Call Date” means the 2032 Par Call Date, the 2040 Par Call Date and the 2060 Par Call Date

“Par Call Optional Redemption Price” has the meaning specified in Section 4.1(a).

“Participant” means, with respect to the Depositary, a Person who has an account with the Depositary.

“Paying Agent” means, initially, the Trustee, having its Corporate Trust Office at 150 East 42nd Street, 40th Floor, New York, New York 10017, and any successor Paying Agent appointed in accordance with the terms of the Indenture.

“Permitted Liens” means:

(a) Liens imposed by law or any governmental authority for taxes, assessments, levies or charges that are not yet overdue by more than 60 days or are being contested in good faith (and, if necessary, by appropriate proceedings) or for commitments that have not been violated;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlords’ and similar Liens imposed by law or which arise by operation of law and which are incurred in the ordinary course of business or where the validity or amount thereof is being contested in good faith (and, if necessary, by appropriate proceedings);

(c) Liens incurred or pledges or deposits made in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(d) Liens incurred or pledges or deposits made to secure the performance of bids, trade contracts, tenders, leases, statutory obligations, surety, customs and appeal bonds, performance bonds, customer deposits and other obligations of a similar nature, in each case in the ordinary course of business;

(e) judgment Liens in respect of judgments that do not constitute an Event of Default under the Indenture;

(f) easements, zoning restrictions, minor title defects, irregularities or imperfections, restrictions on use, rights of way, leases, subleases and similar charges and other similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations (other than customary maintenance requirements) and which could not reasonably be expected to have a material adverse effect on the business or financial condition of the Company and its Subsidiaries taken as a whole;

(g) Liens on (1) any property or asset prior to the acquisition thereof (provided that such Lien may only extend to such property or asset) or (2) property of a Significant Subsidiary where (A) such Significant Subsidiary becomes a Subsidiary after the Issue Date, (B) the Lien exists at the time such Significant Subsidiary becomes a Subsidiary, (C) the Lien was not created in contemplation of such Significant Subsidiary becoming a Subsidiary and (D) the principal amount secured by the Lien at the time such Significant Subsidiary becomes a Subsidiary is not subsequently increased or the Lien is not extended to any other assets other than those owned by the entity becoming a Subsidiary;

(h) any Lien existing on the Issue Date;

(i) Liens upon fixed, capital, real or tangible personal property acquired after the Issue Date (by purchase, construction, development, improvement, capital lease or otherwise) by the Company or any Significant Subsidiary, each of which was created for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction, development or improvement) of such property; provided that no such Lien shall extend to or cover any property other than the property so acquired and improvements thereon;

(j) Liens in favor of the Company or any Significant Subsidiary;

(k) Liens arising from the sale of accounts receivable for which fair equivalent value is received;

(l) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part, of any Liens referred to in the foregoing clauses (g), (h), (i), (j) and (k); provided that the principal amount of Indebtedness secured thereby and not otherwise authorized as a Permitted Lien shall not exceed the principal amount of Indebtedness, plus any premium or fee payable in connection with any such extension, renewal or replacement, so secured at the time of such extension, renewal or replacement;

(m) Liens securing the Company’s obligations or those of any of the Subsidiaries of the Company in respect of any swap agreements entered into (1) in the ordinary course of business and for non-speculative purposes or (2) solely in order to serve clearing, depositary, regulated exchange or settlement activities in respect thereof;

(n) Liens created in connection with any share repurchase program in favor of any broker, dealer, custodian, trustee or agent administering or effecting transactions pursuant to a share repurchase program;

(o) Liens consisting of an agreement to sell, transfer or dispose of any asset or property (to the extent such sale, transfer or disposition is not prohibited by Section 3.2 and Section 3.3 hereof; and

(p) Liens arising in connection with the Company’s operations or the operations of any of the Company’s Subsidiaries relating to clearing, depository, matched principal, regulated exchange or settlement activities, including, without limitation, Liens on securities sold by the Company or any Subsidiary in repurchase agreements, reverse repurchase agreements, sell buy back and buy sell back agreements, securities lending and borrowing agreements and any other similar agreement or transaction entered into in the ordinary course of clearing, depository, matched principal and settlement operations or in the management of liabilities.

“Person” means any individual, firm, corporation, partnership, association, joint venture, tribunal, trust, government or political subdivision or agency or instrumentality thereof, or any other entity or organization and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

“Primary Treasury Dealer” means a primary U.S. government securities dealer in New York City.

“Principal Property” means the land, improvements, buildings and fixtures (including any leasehold interest therein) constituting a corporate office, facility or other capital asset within the United States (including its territories and possessions) which is owned or leased by the Company or any of its Significant Subsidiaries unless the Company’s Board of Directors has determined in good faith that such office or facility is not of material importance to the total business conducted by the Company and its Significant Subsidiaries taken as a whole. With respect to any Sale and Lease-Back Transaction or series of related Sale and Lease-Back Transactions, the determination of whether any property is a Principal Property shall be determined by reference to all properties affected by such transaction or series of transactions.

“Purchase Agreement” means the stock purchase agreement, dated as of August 6, 2020 (as amended, modified or supplemented from time to time in accordance with its terms), by and among the Company, EMIH and Ellie Mae Parent, LP, a Delaware limited liability partnership.

“Reference Treasury Dealer” means (1) each of BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute for such bank another Primary Treasury Dealer and (2) up to two other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company and the Trustee by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day before that Redemption Date.

“Regular Record Date” for the interest payable on any Interest Payment Date means March 1, June 1, September 1 and December 1, in the case of the Floating Rates Notes, June 1 and December 1, in the case of the 2023 Notes, and March 1 and September 1, in the case of the 2032 Notes, the 2040 Notes and the 2060 Notes, in each case, whether or not a Business Day, immediately preceding the applicable Interest Payment Date.

“Sale and Lease-Back Transaction” means any arrangement with any person providing for the leasing by the Company or any of its Significant Subsidiaries of any Principal Property, whether now owned or hereafter acquired, which Principal Property has been or is to be sold or transferred by the Company or such Significant Subsidiary to such person.

“Securities” has the meaning given to such term in the recitals hereof.

“Special Mandatory Redemption Date” has the meaning specified in Section 4.3.

“Special Mandatory Redemption Price” has the meaning specified in Section 4.3.

“Signature Law” has the meaning specified in Section 9.8.

“Significant Subsidiary” means, with respect to any person, any Subsidiary of such person that satisfies the criteria for a “Significant Subsidiary” set forth in Rule 1-02(w) of Regulation S-X under the Exchange Act.

“Subsidiary” means any corporation, limited liability company or other similar type of business entity in which the Company or one or more of the Company’s Subsidiaries together own more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of the board of directors or similar governing body of such corporation, limited liability company or other similar type of business entity, directly or indirectly.

“Third Supplemental Indenture” has the meaning provided in the preamble hereof.

“Trustee” means the person named as such in the preamble hereof and, subject to the provisions of Article Six of the Base Indenture, any successor to that person.

ARTICLE 2.

THE NOTES

Section 2.1 Issue of Notes.

(a)     A series of Securities, which shall be designated the “Floating Rate Senior Notes due 2023,” shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of, the Base Indenture and this Third Supplemental Indenture (including the form of Floating Rate Notes attached hereto as Exhibit A). The aggregate principal amount of Floating Rate Notes which may be authenticated and delivered under this Third Supplemental Indenture shall not, except as permitted by the provisions of the Base Indenture, initially exceed $1,250,000,000. The Company may from time to time or at any time, without notice to, or the consent of, any Holder of the Floating Rate Notes, create and issue additional Floating Rate Notes having the same terms as the Floating Rate Notes (except for the public offering price, issue date and, if applicable, the initial interest accrual date and first Interest Payment Date), which additional Floating Rate Notes shall increase the aggregate principal amount of the Floating Rate Notes and, together with the Floating Rate Notes, will constitute a single series under the Indenture and vote together as one class on all matters with respect to the Floating Rate Notes; provided, however, that any additional Floating Rate Notes that are not fungible with existing Floating Rate Notes for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than the existing Floating Rate Notes.

(b)    A series of Securities, which shall be designated the “0.700% Senior Notes due 2023,” shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of, the Base Indenture and this Third Supplemental Indenture (including the form of 2023 Notes attached hereto as Exhibit B). The aggregate principal amount of 2023 Notes which may be authenticated and delivered under this Third Supplemental Indenture shall not, except as permitted by the provisions of the Base Indenture, initially exceed $1,000,000,000. The Company may from time to time or at any time, without notice to, or the consent of, any Holder of the 2023 Notes, create and issue additional 2023 Notes having the same terms as the 2023 Notes (except for the public offering price, issue date and, if applicable, the initial interest accrual date and first Interest Payment Date), which additional 2023 Notes shall increase the aggregate principal amount of the 2023 Notes and, together with the 2023 Notes, will constitute a single series under the Indenture and vote together as one class on all matters with respect to the 2023 Notes; provided, however, that any additional 2023 Notes that are not fungible with existing 2023 Notes for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than the existing 2023 Notes.

(c)    A series of Securities, which shall be designated the “1.850% Senior Notes due 2032,” shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of, the Base Indenture and this Third Supplemental Indenture (including the form of 2032 Notes attached hereto as Exhibit C). The aggregate principal amount of 2032 Notes which may be authenticated and delivered under this Third Supplemental Indenture shall not, except as permitted by the provisions of the Base Indenture, initially exceed $1,500,000,000. The Company may from time to time or at any time, without notice to, or the consent of, any Holder of the 2032 Notes, create and issue additional 2032 Notes having the same terms as the 2032 Notes (except for the public offering price, issue date and, if applicable, the initial interest accrual date and first Interest Payment Date), which additional 2032 Notes shall increase the aggregate principal amount of the 2032 Notes and, together with the 2032 Notes, will constitute a single series under the Indenture and vote together as one class on all matters with respect to the 2032 Notes; provided, however, that any additional 2032 Notes that are not fungible with existing 2032 Notes for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than the existing 2032 Notes.

(d)    A series of Securities, which shall be designated the “2.650% Senior Notes due 2040,” shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of, the Base Indenture and this Third Supplemental Indenture (including the form of 2040 Notes attached hereto as Exhibit D). The aggregate principal amount of 2040 Notes which may be authenticated and delivered under this Third Supplemental Indenture shall not, except as permitted by the provisions of the Base Indenture, initially exceed $1,250,000,000. The Company may from time to time or at any time, without notice to, or the consent of, any Holder of the 2040 Notes, create and issue additional 2040 Notes having the same terms as the 2040

Notes (except for the public offering price, issue date and, if applicable, the initial interest accrual date and first Interest Payment Date), which additional 2040 Notes shall increase the aggregate principal amount of the 2040 Notes and, together with the 2040 Notes, will constitute a single series under the Indenture and vote together as one class on all matters with respect to the 2040 Notes; provided, however, that any additional 2040 Notes that are not fungible with existing 2040 Notes for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than the existing 2040 Notes.

(e)    A series of Securities, which shall be designated the “3.000% Senior Notes due 2060,” shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of, the Base Indenture and this Third Supplemental Indenture (including the form of 2060 Notes attached hereto as Exhibit E). The aggregate principal amount of 2060 Notes which may be authenticated and delivered under this Third Supplemental Indenture shall not, except as permitted by the provisions of the Base Indenture, initially exceed $1,500,000,000. The Company may from time to time or at any time, without notice to, or the consent of, any Holder of the 2060 Notes, create and issue additional 2060 Notes having the same terms as the 2060 Notes (except for the public offering price, issue date and, if applicable, the initial interest accrual date and first Interest Payment Date), which additional 2060 Notes shall increase the aggregate principal amount of the 2060 Notes and, together with the 2060 Notes, will constitute a single series under the Indenture and vote together as one class on all matters with respect to the 2060 Notes; provided, however, that any additional 2060 Notes that are not fungible with existing 2060 Notes for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than the existing 2060 Notes.

Section 2.2 Form of Notes; Incorporation of Terms.

(a)     The Notes of each series shall be issued initially in the form of one or more Global Securities and, together with the Trustee’s certificate of authentication thereon, shall be in substantially the form set forth in Exhibit A, Exhibit B, Exhibit C, Exhibit D or Exhibit E attached hereto, as applicable. The Notes may have such notations, legends or endorsements approved as to form by the Company and required, as applicable, by law, stock exchange or depository rules and agreements to which the Company is subject or usage. The terms of the Floating Rate Notes set forth in Exhibit A, the 2023 Notes set forth in Exhibit B, the 2032 Notes set forth in Exhibit C, the 2040 Notes set forth in Exhibit D and the 2060 Notes set forth in Exhibit E are herein incorporated by reference and are part of the terms of this Third Supplemental Indenture. The Notes shall be issuable in definitive, fully registered form without coupons only in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof.

(b)     The Floating Rate Notes, the 2023 Notes, the 2032 Notes, the 2040 Notes and the 2060 Notes issued in global form shall be substantially in the form of Exhibit A, Exhibit B, Exhibit C, Exhibit D and Exhibit E attached hereto, respectively (including the Global Security Legend thereon). The Floating Rate Notes, the 2023 Notes, the 2032 Notes, the 2040 Notes and the 2060 Notes issued in definitive certificated form in accordance with the terms of the Base Indenture and this Third Supplemental Indenture, if any, shall be substantially in the form of Exhibit A, Exhibit B, Exhibit C, Exhibit D and Exhibit E, respectively, attached hereto (but without the Global Security Legend thereon). Each Global Security shall represent such of the Outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of Outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of Outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the aggregate principal amount of Outstanding Notes represented thereby shall be made by the Trustee in accordance with Section 2.7 hereof pursuant to instructions given by the Holder thereof as required by Section 2.6 hereof.

Section 2.3 Execution and Authentication. The Trustee, upon a Company Order and pursuant to the terms of the Base Indenture and this Third Supplemental Indenture, shall authenticate and deliver the Floating Rate Notes for original issue in an initial aggregate principal amount of $1,250,000,000, the 2023 Notes for original issue in an initial aggregate principal amount of $1,000,000,000, the 2032 Notes for original issue in an initial aggregate principal amount of $1,500,000,000, the 2040 Notes for original issue in an initial aggregate principal amount of $1,250,000,000 and the 2060 Notes for original issue in an initial aggregate principal amount of $1,500,000,000. Such Company Order shall specify the amount of the Notes of each series to be authenticated and the date on which the original issue of Notes of each series is to be authenticated.

Section 2.4 Global Securities. The Depositary for the Global Securities issued under this Third Supplemental Indenture shall be DTC in the City of New York. The provisions of clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

(1)     Each Global Security authenticated under this Third Supplemental Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of the Indenture.

(2)    Notwithstanding any other provision in the Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary has notified the Company that it is unwilling or unable or no longer permitted under applicable law to continue as Depositary for such Global Security, or the Depository ceases to be a clearing agency registered under the Exchange Act, and in each case the Company has not appointed a successor Depositary within 90 days of receipt of such notice or (B) an Event of Default with respect to such series of Securities has occurred and is continuing and a Holder of Securities of such series makes such request.

(3)     Subject to clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

(4)     Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

Section 2.5 Place of Payment. The Place of Payment in respect of the Notes will be at the office or agency of the Company in The City of New York, State of New York or at the office or agency of the Paying Agent.

Section 2.6 Transfer and Exchange.

(a)     The transfer and exchange of beneficial interests in the Global Securities shall be effected through the Depositary, in accordance with the provisions of the Indenture and the then Applicable Procedures of the Depositary. In connection with all transfers and exchanges of beneficial interests, the transferor of such beneficial interest must deliver to the Trustee either (A)(1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or, if Definitive Securities are at such time permitted to be issued pursuant to the Indenture, (B)(1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Security Registrar containing information regarding the Person in whose name such Definitive Security shall be registered to effect the transfer or exchange referred to in (1) above. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Securities contained in the Indenture and the Notes or otherwise applicable under the Securities Act, the Security Registrar shall adjust the principal amount of the relevant Global Securities pursuant to Section 2.7 hereof.

(b)     Upon request by a Holder of Definitive Securities and such Holder’s compliance with the provisions of this Section 2.6(b), the Security Registrar shall register the transfer or exchange of Definitive Securities. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Trustee the Definitive Securities duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by its attorney, duly authorized in writing. The Trustee shall cancel any such Definitive Securities so surrendered, and the Company shall execute and, upon receipt of a Company Order pursuant to Section 303 of the Base Indenture, the Trustee shall authenticate and deliver to the Person designated in the instructions a new Definitive Security in the appropriate principal amount. Any Definitive Security issued pursuant to this Section 2.6(b) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Securities to the Persons in whose names such Definitive Securities are so registered. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to Section 305 of the Base Indenture.

Section 2.7 Cancellation or Adjustment of Global Securities. At such time as all beneficial interests in a particular Global Security have been exchanged for Definitive Securities or a particular Global Security has been redeemed, repurchased or cancelled in whole and not in part, each such Global Security shall be returned to or retained and cancelled by the Trustee in accordance with Section 309 of the Base Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest for Definitive Securities, the principal amount of Notes represented by such Global Security shall be reduced accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security shall be increased accordingly and an endorsement shall be made on such Global Security by the Security Registrar or by the Depositary at the direction of the Security Registrar to reflect such increase.

ARTICLE 3.

COVENANTS

Section 3.1 Limitations on Liens. The Company shall not (nor shall it permit any of its Significant Subsidiaries to) create or permit to exist any Lien on any Principal Property of the Company or any of its Significant Subsidiaries (or on any Capital Stock of a Significant Subsidiary), whether owned on the Issue Date or thereafter acquired, to secure any Indebtedness, unless the Company shall contemporaneously secure the Notes (together with, if the Company so determines, any other Indebtedness of, or guaranteed by, the Company or such Significant Subsidiary then existing or thereafter created which is not subordinated to the Notes) equally and ratably with (or, at the Company’s option, prior to) that obligation. The foregoing restriction, however, will not require the Company to secure the Notes if the Lien consists of either of the following:

(a)     Permitted Liens (it being understood that the definition of Permitted Liens is not intended to broaden the interpretation or otherwise expand the scope of the first sentence of this Section 3.1); or

(b)     Liens securing Indebtedness if at the time the Indebtedness is incurred and after giving effect to such Indebtedness and to the retirement of Indebtedness which is concurrently being retired, the sum of (i) the aggregate principal amount of all Indebtedness of the Company and its Significant Subsidiaries secured by Liens that are restricted by, and not otherwise permitted by, the provisions described under this Section 3.1 and (ii) the aggregate amount of Attributable Debt of all of the Company’s Sale and Lease-Back Transactions not otherwise permitted by the provisions described under the first sentence of Section 3.2 hereof, does not exceed 15% of Consolidated Net Worth.

Section 3.2 Limitation on Sale and Lease-Back Transactions. The Company shall not, and shall not permit any of its Significant Subsidiaries to, enter into any Sale and Lease-Back Transaction with respect to any Principal Property, other than (x) any such Sale and Lease-Back Transaction involving a lease for a term of not more than three years or (y) any such Sale and Lease-Back Transaction between the Company and one of its Significant Subsidiaries or between its Significant Subsidiaries, unless:

(a)     the Company or such Significant Subsidiary, as applicable, could have incurred Indebtedness secured by a Lien on the Principal Property involved in such Sale and Lease-Back Transaction in an amount at least equal to the Attributable Debt with respect to such Sale and Lease-Back Transaction, without equally and ratably securing the Notes, pursuant to Section 3.1 hereof; or

(b)     the proceeds of such Sale and Lease-Back Transaction are at least equal to the fair market value of the affected Principal Property (as determined in good faith by the Board of Directors of the Company or such Significant Subsidiary, as the case may be) and the Company applies an amount equal to the net proceeds of such Sale and Lease-Back Transaction within 365 days of such Sale and Lease-Back Transaction to any (or a combination) of:

(i)    the prepayment or retirement of the Notes;

(ii)    the prepayment or retirement (other than any mandatory retirement, mandatory prepayment or sinking fund payment or by payment at maturity) of other Indebtedness of the Company or of one of its Significant Subsidiaries (other than Indebtedness that is subordinated to the Notes or Indebtedness owed to the Company or one of its Significant Subsidiaries) that matures more than 12 months after its creation; or

(iii)    the purchase, construction, development, expansion or improvement of other comparable property.

Notwithstanding the foregoing, the Company and its Significant Subsidiaries may enter into any Sale and Lease-Back Transaction if at the time such Sale and Lease-Back Transaction is incurred and after giving effect to such Sale and Lease-Back Transaction and the retirement of any Sale and Lease-Back Transaction which is concurrently being retired, the sum of (i) the aggregate principal amount of all Indebtedness of the Company and its Significant Subsidiaries secured by Liens that are restricted by, and not otherwise permitted by, the provisions described under Section 3.1 hereof and (ii) the aggregate amount of Attributable Debt of all of the Company’s Sale and Lease-Back Transactions not otherwise permitted by the provisions described under the first sentence of this Section 3.2, does not exceed 15% of Consolidated Net Worth.

Section 3.3 Limitations on Mergers and Other Transactions. Section 801 of the Base Indenture shall, with respect to the Notes, be replaced with the following:

“The Company will not consolidate or amalgamate with or merge into any Person and will not convey, transfer or lease all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person, unless:

(1)     either (x) the Company is the surviving Person or (y) the Person surviving any such consolidation, amalgamation or merger (if other than the Company) or the Person to which such conveyance, transfer or lease has been made expressly assumes the Company’s obligations on the Notes and the due and punctual performance and observance of all of the covenants and agreements of the Indenture to be performed or observed by the Company and the Person so assuming the Company’s obligations is organized under the laws of the United States or any state thereof; and

(2)     immediately after giving effect to the transaction, no Event of Default (and no event which, after notice or lapse of time or both, would become an Event of Default) shall have happened and be continuing.

(b)     Notwithstanding the foregoing paragraph (a), the restrictions in paragraph (a) of this Section will not apply to any conveyance, transfer, lease or other disposition of assets between or among the Company and its Subsidiaries.”

ARTICLE 4.

REDEMPTION

Section 4.1 Optional Redemption by Company.

(a)     Subject to Article Eleven of the Base Indenture, the Company shall have the right to redeem any series of the Fixed Rate Notes, in whole or in part, at any time and from time to time prior to June 15, 2023, in the case of the 2023 Notes, or prior to the applicable Par Call Date, in the case of the 2032 Notes, the 2040 Notes and the 2060 Notes, at a redemption price (the “Make-Whole Optional Redemption Price”) equal to the greater of:

(i)    100% of the principal amount of the Fixed Rate Notes to be redeemed; and

(ii)    the sum of (x) the present values of the remaining scheduled payments of principal and interest on the Fixed Rate Notes to be redeemed that would be due if such Fixed Rates Notes matured on June 15, 2023, in the case of the 2023 Notes, or the applicable Par Call Date, in the case of the 2032 Notes, the 2040 Notes and the 2060 Notes (in each case, exclusive of interest accrued to Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Adjusted Treasury Rate plus (y) 10 basis points, in the case of the 2023 Notes, 20 basis points, in the case of the 2032 Notes, 20 basis points, in the case of the 2040 Notes, and 25 basis points, in the case of the 2060 Notes, plus accrued and unpaid interest to but excluding the Redemption Date for the Notes to be redeemed.

(b)     Subject to Article Eleven of the Base Indenture, the Company shall have the right to redeem the Floating Rate Notes, the 2032 Notes, the 2040 Notes or the 2060 Notes, in whole or in part, at any time and from time to time on or after August 20, 2021, in the case of the Floating Rate Notes, or the applicable Par Call Date, in the case of the 2032 Notes, the 2040 Notes and the 2060 Notes at a redemption price (the “Par Call Optional Redemption Price”) equal to 100% of the principal amount of the Notes of such series to be redeemed, plus accrued and unpaid interest to but excluding the Redemption Date.

(c)    On and after the applicable Redemption Date, interest will cease to accrue on the Notes or any portion of the Notes called for redemption (unless the Company defaults in the payment of the Optional Redemption Price and accrued interest). On or before the applicable Redemption Date, the Company will deposit with a Paying Agent (or the Trustee) money sufficient to pay the Optional Redemption Price of, and accrued interest on, the Notes to be redeemed on such Redemption Date. If less than all of the Notes of a series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee in compliance with the requirements of the principal national securities exchange, if any, by lot and subject to Applicable Procedures of the Depository or by such method as the Trustee shall deem appropriate.

(d)     Notice of any redemption pursuant to this Section 4.1 shall be given as provided in Section 1104 of the Base Indenture, except that any notice of such redemption shall not specify the related Optional Redemption Price but only the manner of calculation thereof. The Trustee shall not be responsible for the calculation of such Optional Redemption Price. The Company shall calculate such Optional Redemption Price and promptly notify the Trustee thereof.

Section 4.2 Notice of Redemption to Holders.

(a)     The Base Indenture is hereby amended, with respect to the Notes only, by replacing the text of the first paragraph of Section 1103 thereof with the following text:

“If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, and such redemption shall be effected by lot by the Trustee in compliance with the requirements of the principal national securities exchange and subject to applicable procedures or regulations of the Depositary or by such other method including by lot as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series; provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security and provided further that so long as the Securities are represented by one or more Global Securities, such selection shall be made by the Depositary in accordance with its customary procedures. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected and notice of redemption will be mailed by first-class mail to each holder at least 10 but not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.”

(b)    The Base Indenture is hereby amended, with respect to the Notes only, by replacing the text of the first paragraph of Section 1104 thereof with the following text:

“Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 10 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register, with a copy to the Trustee and any Paying Agent.”

Section 4.3 Special Mandatory Redemption.

(a)    In the event that the Ellie Mae Acquisition is not consummated on or prior to February 6, 2021 (subject to automatic extension if regulatory approval under the HSR Act has not yet been received by that date to August 6, 2021 (the “Outside Date”)) or the Purchase Agreement is terminated at any time prior to the Outside Date, the Company will be required to redeem all of the outstanding Notes of each series on a Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the notes (the “Special Mandatory Redemption Price”), plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. The “Special Mandatory Redemption Date” will be a date selected by ICE that is a business day and will be no earlier than three business days and no later than 30 days following the transmission of a notice of special mandatory redemption as described below.

(b)    Notwithstanding the foregoing paragraph (a), installments of interest on the Notes that are due and payable on an Interest Payment Date falling on or prior to the Special Mandatory Redemption Date shall be payable on such Interest Payment Date to the registered Holders as of the close of business on the immediately preceding Regular Record Date in accordance with the Notes and the Indenture.

(c)    On and after the Special Mandatory Redemption Date for the Notes, interest shall cease to accrue on the Notes unless the Company defaults in the payment of the Special Mandatory Redemption Price and accrued and unpaid interest, if any. On or before the Business Day before the Special Mandatory Redemption Date for the Notes, the Company shall deposit with the Trustee or a Paying Agent, funds sufficient to pay the Special Mandatory Redemption Price of the Notes to be redeemed on the Special Mandatory Redemption Date, and (except if the date fixed for redemption shall be an Interest Payment Date) accrued and unpaid interest, if any. Notice of redemption shall be delivered, with a copy to the Trustee, no later than five Business Days after the occurrence of the event triggering the special mandatory redemption, to each Holder of the Notes.

ARTICLE 5.

REMEDIES

Section 5.1 Events of Default.

(a)     The provisions of Section 501 of the Base Indenture shall be applicable to the Notes.

(b)     In addition, any of the following events will constitute an “Event of Default” with respect to the Notes:

(i)    a default on any Indebtedness of the Company or a Significant Subsidiary of the Company having an aggregate amount of at least $250,000,000, constituting a default either of payment of principal or which results in acceleration of the Indebtedness unless the default has been cured or waived or the Indebtedness discharged in full within 60 days after the Company has been notified of the default by the Trustee or Holders of 25% of the Outstanding aggregate principal amount of Securities of all affected series under the Indenture; and

(ii)    one or more final judgments for the payment of money in an aggregate amount in excess of $250,000,000 above available insurance or indemnity coverage shall be rendered against the Company or a Significant Subsidiary of the Company and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, but only if such judgment is an event of default at that time under the Credit Agreement.

(c)     A default or Event of Default with respect to one series of Notes will not necessarily be a default or Event of Default with respect to another series of Notes.

ARTICLE 6.

REPORTS

Section 6.1 Reports by Company. The Base Indenture is hereby amended, with respect to the Notes only, by replacing the text of Section 704 thereof with the following text:

“The Company shall file such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act with the Trustee within 15 days after the same is filed with the Commission. For purposes of this provision, any such information, document or report that the Company has filed with the Commission and that is publicly accessible on the Commission’s EDGAR system (or any successor thereto) shall be deemed to be filed with the Trustee; provided that the Trustee shall have no responsibility whatsoever to monitor whether any such filing has occurred.

Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).”

ARTICLE 7.

AMENDMENTS

Section 7.1 Amendments. Supplemental indentures modifying the Indenture and the terms of the Notes may be entered into in accordance with Article IX of the Base Indenture, provided that the Base Indenture is hereby amended by deleting Section 902(2) thereof.

ARTICLE 8.

DEFEASANCE

Section 8.1 Company’s Option to Effect Defeasance or Covenant Defeasance. Pursuant to Section 301 of the Base Indenture, the Company hereby designates both series of Notes as being defeasible under Section 1302 or Section 1303 of the Base Indenture. The provisions of Article Thirteen of the Base Indenture shall be applicable to the Notes, subject to Section 8.2 hereof.

Section 8.2 Covenant Defeasance. Upon the Company’s exercise of its option to have Section 1303 of the Base Indenture applied to any series of Notes, in addition to the provisions in clauses (1) and (2) of Section 1303 of the Base Indenture, the occurrence of any event specified under Section 5.1(b) hereof shall be deemed not to be or result in an Event of Default with respect to such Notes as provided in Section 1303 of the Base Indenture on and after the date the conditions set forth in Section 1304 of the Base Indenture (as amended by paragraph (b) of this Section) are satisfied; provided that the Base Indenture is hereby amended by deleting “and 501(5)” from clause (2) of Section 1303 thereof.

ARTICLE 9.

MISCELLANEOUS

Section 9.1 Execution as Supplemental Indenture. This Third Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Base Indenture and, as provided in the Base Indenture, this Third Supplemental Indenture forms a part thereof.

Section 9.2 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof, or with a provision of the Base Indenture,

which is required to be included in this Third Supplemental Indenture, or in the Base Indenture, respectively, by any of the provisions of the Trust Indenture Act, such required provision shall control to the extent it is applicable.

Section 9.3 Certificates, Opinions, Etc. In any case where, pursuant to the Base Indenture with respect to the Notes or this Third Supplemental Indenture or pursuant to the Indenture, several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under the Base Indenture with respect to the Notes or this Third Supplemental Indenture or under the Indenture, they may, but need not, be consolidated and form one instrument.

Section 9.4 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 9.5 Successors and Assigns. All covenants and agreements by the Company and the Trustee in this Third Supplemental Indenture shall bind its successors and assigns, whether so expressed or not.

Section 9.6 Separability Clause. In case any provision in this Third Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 9.7 Benefits of Third Supplemental Indenture. Nothing in this Third Supplemental Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Third Supplemental Indenture.

Section 9.8 Execution and Counterparts. This Third Supplemental Indenture shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature; or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

This Third Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.

Section 9.9 Governing Law. This Third Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the day and year first above written.

INTERCONTINENTAL EXCHANGE, INC.

By:	/s/ Martin Hunter
Name:	Martin Hunter
Title:	Senior Vice President, Tax & Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Stefan Victory
Name:	Stefan Victory
Title:	Vice President

EXHIBIT A

[FORM OF FACE OF FLOATING RATE SENIOR NOTES DUE 2023]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

[Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

INTERCONTINENTAL EXCHANGE, INC.

Floating Rate Senior Notes due 2023

No.

CUSIP No. 45866F AR5

Intercontinental Exchange, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                         , or registered assigns, the principal sum of                      Dollars on June 15, 2023, and to pay interest thereon from the most recent Interest Payment Date (or with respect to the first interest payment, the Issue Date) to which interest has been paid or duly provided for, quarterly in arrears on March 15, June 15, September 15 and December 15 in each year, commencing December 15, 2020, and at the Maturity thereof, subject to adjustment as provided in the provisions set forth on the reverse of this Security if any such date is not a Business Day, at the rate of the then applicable three-month LIBOR (calculated pursuant to the provisions set forth on the reverse of this Security) plus 0.650% per annum, until the principal hereof is paid or made available for payment, provided that any principal and premium, and any such installment of interest (including post-petition interest in any proceeding under any Bankruptcy Law), which is overdue shall bear interest at the rate of the then applicable three-month LIBOR plus 0.650% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due (without regard to any grace period) until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1, June 1, September 1 and December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, against surrender of this Security in the case of any payment due at the Maturity of the principal hereof (other than any payment of interest that first becomes payable on a day other than an Interest Payment Date); provided, however, that at the option of the Company payment of interest may be made (1) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or (2) by wire transfer in immediately available funds at the bank account number maintained within the United States as may be designated by the Person entitled thereto, as specified in the Securities Register in writing; and provided, further, that if this Security is a Global Security, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in the Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authentication agent on its behalf referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

INTERCONTINENTAL EXCHANGE, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

As Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF FLOATING RATE SENIOR NOTE DUE 2023]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Debt Indenture, dated as of August 13, 2018 (the “Base Indenture”), as supplemented by the Third Supplemental Indenture, dated as of August 20, 2020 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $1,250,000,000. The Company may from time to time or at any time, without notice to, or the consent of, any Holder of Securities of this series, create and issue additional Securities having the same terms as Securities of this series (except for public offering price, issue date and, if applicable, the initial interest accrual date and first Interest Payment Date), which additional Securities may increase the aggregate principal amount of the Securities of this series and, together with the Securities of this series, will constitute a single series under the Indenture and vote together as one class on all matters with respect to the Securities of this series; provided, however, that any additional Securities that are not fungible with existing Securities of this series for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than the existing Securities of this series.

If any Interest Payment Date would otherwise be a day that is not a Business Day (other than the Interest Payment Date that is also the maturity date), the Interest Payment Date will be postponed to the immediately succeeding day that is a Business Day, except that if that Business Day is in the immediately succeeding calendar month, the Interest Payment Date shall be the immediately preceding Business Day. If the maturity date is not a Business Day, payment of principal and interest will be made on the next succeeding Business Day, and no interest will accrue for the period from and after the maturity date.

Interest on the Securities of this series will accrue from August 20, 2020.

The interest rate on the Securities of this series will be reset quarterly on March 15, June 15, September 15 and December 15 of each year, as applicable (each, an “Interest Reset Date”). The Securities of this series will bear interest at a rate of three-month LIBOR for the applicable Interest Period or Initial Interest Period (each as defined below) plus 0.650% per annum (65 basis points); provided that the rate shall not be less than 0.00%; The interest rate for the Initial Interest Period will be 0.903% per annum (90.3 basis points) based on the three-month LIBOR, determined as of two London business days prior to the original issue date, plus 0.650% per annum (65 basis points). The “Initial Interest Period” will be the period from and including the original issue date to but excluding the initial Interest Payment Date. Thereafter, each “Interest Period” will be the period from and including an Interest Payment Date to but excluding the immediately succeeding Interest Payment Date; provided, that the final Interest Period for the Securities of this series will be the period from and including the Interest Payment Date immediately preceding the maturity date of such Securities of this series to but excluding the maturity date.

If any Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date will be postponed to the immediately succeeding day that is a Business Day, except that if that Business Day is in the immediately succeeding calendar month, the Interest Reset Date shall be the immediately preceding Business Day.

The interest rate in effect on each day will be (i) if that day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (ii) if that day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date or the original issue date, as the case may be.

The interest rate applicable to each Interest Period commencing on the related Interest Reset Date, or the original issue date in the case of the Initial Interest Period, will be the rate determined as of the applicable Interest Determination Date. The “Interest Determination Date” will be the second London business day immediately preceding the original issue date, in the case of the Initial Interest Period, or thereafter, the second London business day immediately preceding the immediately preceding Interest Reset Date.

The Trustee, or its successor appointed by the Company, will act as calculation agent (the “Calculation Agent”). “Three-month LIBOR” will be determined by the Calculation Agent as of the applicable Interest Determination Date in accordance with the following provisions:

(a)    With respect to an Interest Determination Date, three-month LIBOR will be the three-month rate for deposits in U.S. dollars, commencing on the second London business day immediately following that Interest Determination Date, that appears on the display on Reuters (or any successor service) on the LIBOR 01 page (or any other page as may replace such page on such service or any such successor service, as the case may be) for the purpose of displaying the London interbank rates of major banks for U.S. dollars (the “LIBOR Page”) as of 11:00 A.M., London time, on that Interest Determination Date.

(b)    If the rate referred to in subparagraph (i) above does not appear on the LIBOR Page by 11:00 A.M., London time, on such Interest Determination Date, three-month LIBOR will be determined as follows:

(1)    Except as provided in clause (2) below, the Company will select four major reference banks (which may include one or more of the underwriters or their affiliates) in the London interbank market and will request the principal London office of each of those four selected banks to provide the Calculation Agent with such bank’s quotation of the rate at which three-month U.S. dollar deposits, commencing on the second London business day immediately following such Interest Determination Date, are offered to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such Interest Determination Date and in a principal amount of not less than $1,000,000 that is representative for a single transaction in such market at such time.

(A) If at least two such quotations are provided, then three-month LIBOR for such Interest Determination Date will be the arithmetic mean of such quotations.

(B) If fewer than two quotations are provided, then three-month LIBOR for such Interest Determination Date will be the arithmetic mean of the rates quoted as of approximately 11:00 A.M. in the City of New York on such Interest Determination Date by three major banks (which may include one or more of the underwriters or their affiliates) in the City of New York selected by the Company for three-month U.S. dollar loans, commencing on the second London business day immediately following such Interest Determination Date, and in a principal amount of not less than $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Company are not quoting as mentioned in this sentence, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such Interest Determination Date.

(2)    Notwithstanding clause (1) above, if the Company or the Company’s Designee (as defined below) determine on or prior to the relevant Interest Determination Date that a Benchmark Transition Event and its related Benchmark Replacement Date (each, as defined below) have occurred with respect to three-month LIBOR, then the provisions set forth below under “Effect of Benchmark Transition Event,” which is referred to as the “Benchmark Transition Provisions,” will thereafter apply to all determinations of the rate of interest payable on the Securities of this series. In accordance with the Benchmark Transition Provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period will be an annual rate equal to the sum of the Benchmark Replacement (as defined below) and the applicable margin of 0.650%.

All percentages resulting from any calculation of any interest rate for the Securities of this series will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts will be rounded to the nearest cent, with one-half cent being rounded upward. Any percentage resulting from any calculation of any interest rate for the Securities of this series less than 0.00% will be deemed to be 0.00% (or .0000).

The interest rate on the Securities of this series will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. Additionally, the interest rate on the Securities of this series will in no event be lower than zero.

The establishment of three-month LIBOR for each Interest Period by the Calculation Agent (including, for the avoidance of doubt, at the Company’s direction in the case of (i) clause (b)(2) of the definition of three-month LIBOR or (ii) in accordance with the Benchmark Transition Provisions, as applicable), shall (in the absence of manifest error) be final and binding on the Company, the Calculation Agent, the Trustee and the Holders of the

Securities of this series. For the avoidance of doubt, any adjustments made pursuant to clause (b)(2) of the definition of three-month LIBOR, or the Benchmark Transition Provisions, shall not be subject to the vote or consent of the Holders of the Securities of this series, and the Company may, without the vote or consent of the Holders of the affected Securities of this series, amend or supplement the affected Securities of this series to reflect the implementation of the terms of this clause and, if applicable, the Benchmark Transition Provisions.

The Calculation Agent’s determination of any interest rate, and its calculation of the amount of interest for any Interest Period, will be on file at the Company’s principal offices, will be made available to any holder of the Securities of this series upon request and will be final and binding in the absence of manifest error. If at any time the Trustee is not the Calculation Agent, the Company will notify (or cause the Calculation Agent to notify) the Trustee of each determination of the interest rate applicable to the Securities of this series promptly after such determination is made.

Effect of Benchmark Transition Event.

(a)    Benchmark Replacement. If the Company or the Company’s designee (which may be the Calculation Agent only if the Calculation Agent consents in writing to such appointment in its sole discretion with no liability therefor, a successor calculation agent, an independent financial advisor or such other designee of the Company acting as the Company’s agent as described in these Benchmark Transition Provisions (any of such entities, a “Designee”)) determine that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Securities of this series in respect of such determination on such date and all determinations on all subsequent dates.

(b)    Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Company or the Company’s Designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

(c)    Decisions and Determinations. Any determination, decision or election that may be made by the Company or the Company’s Designee pursuant to clause (b)(2) of the definition of three-month LIBOR or these Benchmark Transition Provisions, including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, will be made in the Company’s or the Company’s Designee’s sole discretion, and, notwithstanding anything to the contrary in the documentation relating to the Securities of this series, shall become effective without consent from the Holders of the Securities of this series or any other party. In connection with any determination, decision or election pursuant to clause (b)(2) in the definition of three-month LIBOR or these Benchmark Transition Provisions, the Company may, in the Company’s sole discretion, designate any affiliate or agent of the Company, any affiliate of the Company’s agent or any other person (other than the Trustee or the Calculation Agent) to make one or more determinations, decisions or elections on a temporary or permanent basis, and the Company may, in the Company’s sole discretion, revoke any such designation. Any person so designated in accordance with the immediately preceding sentence will be a “Designee” for purposes of these Benchmark Transition Provisions for so long as such designation remains in effect.

The Trustee shall not be (i) responsible or liable for making the decisions, elections and determinations in connection with (a) clause b(2) of the definition of three-month LIBOR or (b) a Benchmark Transition Event or (ii) named as or deemed to be the Designee. The Calculation Agent shall not be (i) responsible or liable for making the decisions, elections and determinations in connection with (a) clause b(2) of the definition of three-month LIBOR or (b) a Benchmark Transition Event or (ii) named as or deemed to be the Designee unless the Calculation Agent consents in writing to such appointment. The Company shall notify the Trustee and the Calculation Agent in writing of the party that has been appointed as the Designee.

Definitions.

“Benchmark” means, initially, three-month LIBOR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to three-month LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the Interpolated Benchmark with respect to the then-current Benchmark, plus the Benchmark Replacement Adjustment for such Benchmark; provided that if the Company or the Company’s Designee cannot determine the Interpolated Benchmark as of the Benchmark Replacement Date, then “Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or the Company’s Designee as of the Benchmark Replacement Date:

(1)    the sum of: (a) Term SOFR and (b) the Benchmark Replacement Adjustment;

(2)    the sum of: (a) Compounded SOFR and (b) the Benchmark Replacement Adjustment;

(3)    the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment;

(4)    the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment;

(5)    the sum of: (a) the alternate rate of interest that has been selected by the Company or the Company’s Designee as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or the Company’s Designee as of the Benchmark Replacement Date:

(1)    the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)    if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment;

(3)    the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or the Company’s Designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors, and other administrative matters) that the Company or the Company’s Designee decide may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or the Company’s Designee decide that adoption of any portion of such market practice is not administratively feasible or if the Company or the Company’s Designee determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or the Company’s Designee determine is reasonably necessary).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)    in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(2)     in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, (i) for purposes of the definitions of Benchmark Replacement Date and Benchmark Transition Event, references to the Benchmark also include any reference rate underlying such Benchmark (for example, if the Benchmark becomes Compounded SOFR, references to the Benchmark would include SOFR), and (ii) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)     a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2)     a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3)     a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate being established by the Company or the Company’s Designee in accordance with:

(1)    the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining Compounded SOFR; provided that:

(2)    if, and to the extent that, the Company or the Company’s Designee determine that Compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology for this rate, and conventions for this rate that have been selected by the Company or the Company’s Designee giving due consideration to any industry-accepted market practice for U.S. dollar denominated floating rate notes at such time.

For the avoidance of doubt, the calculation of Compounded SOFR shall exclude the Benchmark Replacement Adjustment (if applicable) and the applicable margin of 0.650%.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“Interpolated Benchmark” with respect to the Benchmark means the rate determined for the Corresponding Tenor by interpolating on a linear basis between: (1) the Benchmark for the longest period (for which the Benchmark is available) that is shorter than the Corresponding Tenor and (2) the Benchmark for the shortest period (for which the Benchmark is available) that is longer than the Corresponding Tenor.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“London business day” means a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is three-month LIBOR, 11:00 A.M. (London time) on the particular Interest Determination Date, and (2) if the Benchmark is not three-month LIBOR, the time determined by the Company or the Company’s Designee in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York’s Website.

“Term SOFR” means the forward-looking term rate for the applicable Corresponding Tenor based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

As provided in Section 4.1 of the Third Supplemental Indenture, the Securities of this series are subject to redemption, in whole or in part, at any time and from time to time on or after August 20, 2021, on a date to be fixed by the Company on not more than 60 days’ and not less than 10 days’ prior written notice, at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed, plus accrued and unpaid interest to but excluding the Redemption Date.

In addition, as provided in Section 4.3 of the Third Supplemental Indenture, the Securities of this series are subject to redemption in the event the Ellie Mae Acquisition is not consummated on or prior to February 6, 2021 (subject to automatic extension if regulatory approval under the HSR Act has not yet been received by that date to August 6, 2021 (the “Outside Date”)) or the Purchase Agreement is terminated at any time prior to the Outside Date, at a redemption price equal to 101% of the aggregate principal amount of the Securities of this series, plus accrued and unpaid interest to but excluding the Special Mandatory Redemption Date.

This Security will not be subject to any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of all series to be affected (voting together as a single class). The Indenture also contains provisions (i) permitting the Holders of not less than a majority of the aggregate principal amount of the Securities of all affected series at the time Outstanding (voting together as a single class), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture with respect to such series and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (voting together as a single class), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of at least 25% of the principal amount of the Securities of all affected series at the time Outstanding (voting together as a single class) shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of all affected series at the time Outstanding (voting together as a single class) a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee and any such agent shall be affected by notice to the contrary.

[This Security is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 of the Base Indenture and Section 2.4 and Section 2.6 of the Third Supplemental Indenture on transfers and exchanges of Global Securities.]

Interest on the principal balance of this Security shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT B

[FORM OF FACE OF 0.700% SENIOR NOTES DUE 2023]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

[Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

INTERCONTINENTAL EXCHANGE, INC.

0.700% Senior Notes due 2023

No.

CUSIP No. 45866F AM6

Intercontinental Exchange, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                     , or registered assigns, the principal sum of                      Dollars on June 15, 2023, and to pay interest thereon from the most recent Interest Payment Date (or with respect to the first interest payment, the Issue Date) to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 in each year, commencing December 15, 2020, and at the Maturity thereof, at the rate of 0.700% per annum, until the principal hereof is paid or made available for payment, provided that any principal and premium, and any such installment of interest (including post-petition interest in any proceeding under any Bankruptcy Law), which is overdue shall bear interest at the rate of 0.700% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due (without regard to any grace period) until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be June 1 and December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, against surrender of this Security in the case of any payment due at the Maturity of the principal hereof (other than any payment of interest that first becomes payable on a day other than an Interest Payment Date); provided, however, that at the option of the Company payment of interest may be made (1) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or (2) by wire transfer in immediately available funds at the bank account number maintained within the United States as may be designated by the Person entitled thereto, as specified in the Securities Register in writing; and provided, further, that if this Security is a Global Security, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in the Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authentication agent on its behalf referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

INTERCONTINENTAL EXCHANGE, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

As Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF 0.700% SENIOR NOTE DUE 2023]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Debt Indenture, dated as of August 13, 2018 (the “Base Indenture”), as supplemented by the Third Supplemental Indenture, dated as of August 20, 2020 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $1,000,000,000. The Company may from time to time or at any time, without notice to, or the consent of, any Holder of Securities of this series, create and issue additional Securities having the same terms as Securities of this series (except for public offering price, issue date and, if applicable, the initial interest accrual date and first Interest Payment Date), which additional Securities may increase the aggregate principal amount of the Securities of this series and, together with the Securities of this series, will constitute a single series under the Indenture and vote together as one class on all matters with respect to the Securities of this series; provided, however, that any additional Securities that are not fungible with existing Securities of this series for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than the existing Securities of this series.

As provided in Section 4.1 of the Third Supplemental Indenture, the Securities of this series are subject to redemption, in whole or in part, at any time and from time to time prior to June 15, 2023, on a date to be fixed by the Company on not more than 60 days’ and not less than 10 days’ prior written notice, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities to be redeemed; and (ii) the sum of (x) the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed that would be due if such Securities matured on June 15, 2023 (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Adjusted Treasury Rate plus (y) 10 basis points, plus in each case accrued and unpaid interest to but excluding the Redemption Date for the Securities of this series to be redeemed.

In addition, as provided in Section 4.3 of the Third Supplemental Indenture, the Securities of this series are subject to redemption in the event the Ellie Mae Acquisition is not consummated on or prior to February 6, 2021 (subject to automatic extension if regulatory approval under the HSR Act has not yet been received by that date to August 6, 2021 (the “Outside Date”)) or the Purchase Agreement is terminated at any time prior to the Outside Date, at a redemption price equal to 101% of the aggregate principal amount of the Securities of this series, plus accrued and unpaid interest to but excluding the Special Mandatory Redemption Date.

This Security will not be subject to any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of all series to be affected (voting together as a single class). The Indenture also contains provisions (i) permitting the Holders of not less than a majority of the aggregate principal amount of the Securities of all affected series at the time Outstanding (voting together as a single class), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture with respect to such series and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (voting together as a single class), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of at least 25% of the principal amount of the Securities of all affected series at the time Outstanding (voting together as a single class) shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of all affected series at the time Outstanding (voting together as a single class) a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee and any such agent shall be affected by notice to the contrary.

[This Security is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 of the Base Indenture and Section 2.4 and Section 2.6 of the Third Supplemental Indenture on transfers and exchanges of Global Securities.]

Interest on the principal balance of this Security shall be calculated on the basis of a 360-day year of twelve 30-day months.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT C

[FORM OF FACE OF 1.850% SENIOR NOTES DUE 2032]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

[Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

INTERCONTINENTAL EXCHANGE, INC.

1.850% Senior Notes due 2032

No.

CUSIP No. 45866F AN4

Intercontinental Exchange, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                     , or registered assigns, the principal sum of                      Dollars on September 15, 2032, and to pay interest thereon from the most recent Interest Payment Date (or with respect to the first interest payment, the Issue Date) to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing March 15, 2021, and at the Maturity thereof, at the rate of 1.850% per annum, until the principal hereof is paid or made available for payment, provided that any principal and premium, and any such installment of interest (including post-petition interest in any proceeding under any Bankruptcy Law), which is overdue shall bear interest at the rate of 1.850% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due (without regard to any grace period) until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 and September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record

Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, against surrender of this Security in the case of any payment due at the Maturity of the principal hereof (other than any payment of interest that first becomes payable on a day other than an Interest Payment Date); provided, however, that at the option of the Company payment of interest may be made (1) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or (2) by wire transfer in immediately available funds at the bank account number maintained within the United States as may be designated by the Person entitled thereto, as specified in the Securities Register in writing; and provided, further, that if this Security is a Global Security, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in the Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authentication agent on its behalf referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

INTERCONTINENTAL EXCHANGE, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

As Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF 1.850% SENIOR NOTE DUE 2032]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Debt Indenture, dated as of August 13, 2018 (the “Base Indenture”), as supplemented by the Third Supplemental Indenture, dated as of August 20, 2020 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $1,500,000,000. The Company may from time to time or at any time, without notice to, or the consent of, any Holder of Securities of this series, create and issue additional Securities having the same terms as Securities of this series (except for public offering price, issue date and, if applicable, the initial interest accrual date and first Interest Payment Date), which additional Securities may increase the aggregate principal amount of the Securities of this series and, together with the Securities of this series, will constitute a single series under the Indenture and vote together as one class on all matters with respect to the Securities of this series; provided, however, that any additional Securities that are not fungible with existing Securities of this series for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than the existing Securities of this series.

As provided in Section 4.1 of the Third Supplemental Indenture, the Securities of this series are subject to redemption, in whole or in part, at any time and from time to time prior to the 2032 Par Call Date, on a date to be fixed by the Company on not more than 60 days’ and not less than 10 days’ prior written notice, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities to be redeemed; and (ii) the sum of (x) the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed that would be due if such Securities matured on the 2032 Par Call Date (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Adjusted Treasury Rate plus (y) 20 basis points, plus in each case accrued and unpaid interest to but excluding the Redemption Date for the Securities of this series to be redeemed.

In addition, as provided in Section 4.1 of the Third Supplemental Indenture, the Securities of this series are subject to redemption, in whole or in part, at any time and from time to time on or after the 2032 Par Call Date, on a date to be fixed by the Company on not more than 60 days’ and not less than 10 days’ prior written notice, at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed, plus accrued and unpaid interest to but excluding the Redemption Date.

In addition, as provided in Section 4.3 of the Third Supplemental Indenture, the Securities of this series are subject to redemption in the event the Ellie Mae Acquisition is not consummated on or prior to February 6, 2021 (subject to automatic extension if regulatory approval under the HSR Act has not yet been received by that date to August 6, 2021 (the “Outside Date”)) or the Purchase Agreement is terminated at any time prior to the Outside Date, at a redemption price equal to 101% of the aggregate principal amount of the Securities of this series, plus accrued and unpaid interest to but excluding the Special Mandatory Redemption Date.

This Security will not be subject to any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of all series to be affected (voting together as a single class). The Indenture also contains provisions (i) permitting the Holders of not less than a majority of the aggregate principal amount of the Securities of all affected series at the time Outstanding (voting together as a single class), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture with respect to such series and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (voting together as a single class), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of at least 25% of the principal amount of the Securities of all affected series at the time Outstanding (voting together as a single class) shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of all affected series at the time Outstanding (voting together as a single class) a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee and any such agent shall be affected by notice to the contrary.

[This Security is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 of the Base Indenture and Section 2.4 and Section 2.6 of the Third Supplemental Indenture on transfers and exchanges of Global Securities.]

Interest on the principal balance of this Security shall be calculated on the basis of a 360-day year of twelve 30-day months.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT D

[FORM OF FACE OF 2.650% SENIOR NOTES DUE 2040]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

[Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

INTERCONTINENTAL EXCHANGE, INC.

2.650% Senior Notes due 2040

No.

CUSIP No. 45866F AP9

Intercontinental Exchange, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                     , or registered assigns, the principal sum of                      Dollars on September 15, 2040, and to pay interest thereon from the most recent Interest Payment Date (or with respect to the first interest payment, the Issue Date) to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing March 15, 2021, and at the Maturity thereof, at the rate of 2.650% per annum, until the principal hereof is paid or made available for payment, provided that any principal and premium, and any such installment of interest (including post-petition interest in any proceeding under any Bankruptcy Law), which is overdue shall bear interest at the rate of 2.650% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due (without regard to any grace period) until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 and September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record

Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, against surrender of this Security in the case of any payment due at the Maturity of the principal hereof (other than any payment of interest that first becomes payable on a day other than an Interest Payment Date); provided, however, that at the option of the Company payment of interest may be made (1) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or (2) by wire transfer in immediately available funds at the bank account number maintained within the United States as may be designated by the Person entitled thereto, as specified in the Securities Register in writing; and provided, further, that if this Security is a Global Security, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in the Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authentication agent on its behalf referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

INTERCONTINENTAL EXCHANGE, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

As Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF 2.650% SENIOR NOTE DUE 2040]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Debt Indenture, dated as of August 13, 2018 (the “Base Indenture”), as supplemented by the Third Supplemental Indenture, dated as of August 20, 2020 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $1,250,000,000. The Company may from time to time or at any time, without notice to, or the consent of, any Holder of Securities of this series, create and issue additional Securities having the same terms as Securities of this series (except for public offering price, issue date and, if applicable, the initial interest accrual date and first Interest Payment Date), which additional Securities may increase the aggregate principal amount of the Securities of this series and, together with the Securities of this series, will constitute a single series under the Indenture and vote together as one class on all matters with respect to the Securities of this series; provided, however, that any additional Securities that are not fungible with existing Securities of this series for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than the existing Securities of this series.

As provided in Section 4.1 of the Third Supplemental Indenture, the Securities of this series are subject to redemption, in whole or in part, at any time and from time to time prior to the 2040 Par Call Date, on a date to be fixed by the Company on not more than 60 days’ and not less than 10 days’ prior written notice, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities to be redeemed; and (ii) the sum of (x) the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed that would be due if such Securities matured on the 2040 Par Call Date (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Adjusted Treasury Rate plus (y) 20 basis points, plus in each case accrued and unpaid interest to but excluding the Redemption Date for the Securities of this series to be redeemed.

In addition, as provided in Section 4.1 of the Third Supplemental Indenture, the Securities of this series are subject to redemption, in whole or in part, at any time and from time to time on or after the 2040 Par Call Date, on a date to be fixed by the Company on not more than 60 days’ and not less than 10 days’ prior written notice, at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed, plus accrued and unpaid interest to but excluding the Redemption Date.

In addition, as provided in Section 4.3 of the Third Supplemental Indenture, the Securities of this series are subject to redemption in the event the Ellie Mae Acquisition is not consummated on or prior to February 6, 2021 (subject to automatic extension if regulatory approval under the HSR Act has not yet been received by that date to August 6, 2021 (the “Outside Date”)) or the Purchase Agreement is terminated at any time prior to the Outside Date, at a redemption price equal to 101% of the aggregate principal amount of the Securities of this series, plus accrued and unpaid interest to but excluding the Special Mandatory Redemption Date.

This Security will not be subject to any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of all series to be affected (voting together as a single class). The Indenture also contains provisions (i) permitting the Holders of not less than a majority of the aggregate principal amount of the Securities of all affected series at the time Outstanding (voting together as a single class), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture with respect to such series and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (voting together as a single class), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of at least 25% of the principal amount of the Securities of all affected series at the time Outstanding (voting together as a single class) shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of all affected series at the time Outstanding (voting together as a single class) a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee and any such agent shall be affected by notice to the contrary.

[This Security is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 of the Base Indenture and Section 2.4 and Section 2.6 of the Third Supplemental Indenture on transfers and exchanges of Global Securities.]

Interest on the principal balance of this Security shall be calculated on the basis of a 360-day year of twelve 30-day months.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT E

[FORM OF FACE OF 3.000% SENIOR NOTES DUE 2060]

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

[Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

INTERCONTINENTAL EXCHANGE, INC.

3.000% Senior Notes due 2060

No.

CUSIP No. 45866F AQ7

Intercontinental Exchange, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                     , or registered assigns, the principal sum of                      Dollars on September 15, 2060, and to pay interest thereon from the most recent Interest Payment Date (or with respect to the first interest payment, the Issue Date) to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing March 15, 2021, and at the Maturity thereof, at the rate of 3.000% per annum, until the principal hereof is paid or made available for payment, provided that any principal and premium, and any such installment of interest (including post-petition interest in any proceeding under any Bankruptcy Law), which is overdue shall bear interest at the rate of 3.000% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due (without regard to any grace period) until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 and September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record

Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, against surrender of this Security in the case of any payment due at the Maturity of the principal hereof (other than any payment of interest that first becomes payable on a day other than an Interest Payment Date); provided, however, that at the option of the Company payment of interest may be made (1) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or (2) by wire transfer in immediately available funds at the bank account number maintained within the United States as may be designated by the Person entitled thereto, as specified in the Securities Register in writing; and provided, further, that if this Security is a Global Security, payment may be made pursuant to the Applicable Procedures of the Depositary as permitted in the Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authentication agent on its behalf referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

INTERCONTINENTAL EXCHANGE, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

As Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF 3.000% SENIOR NOTE DUE 2060]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Debt Indenture, dated as of August 13, 2018 (the “Base Indenture”), as supplemented by the Third Supplemental Indenture, dated as of August 20, 2020 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $1,500,000,000. The Company may from time to time or at any time, without notice to, or the consent of, any Holder of Securities of this series, create and issue additional Securities having the same terms as Securities of this series (except for public offering price, issue date and, if applicable, the initial interest accrual date and first Interest Payment Date), which additional Securities may increase the aggregate principal amount of the Securities of this series and, together with the Securities of this series, will constitute a single series under the Indenture and vote together as one class on all matters with respect to the Securities of this series; provided, however, that any additional Securities that are not fungible with existing Securities of this series for U.S. federal income tax purposes will have a separate CUSIP, ISIN and other identifying number than the existing Securities of this series.

As provided in Section 4.1 of the Third Supplemental Indenture, the Securities of this series are subject to redemption, in whole or in part, at any time and from time to time prior to the 2060 Par Call Date, on a date to be fixed by the Company on not more than 60 days’ and not less than 10 days’ prior written notice, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities to be redeemed; and (ii) the sum of (x) the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed that would be due if such Securities matured on the 2060 Par Call Date (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Adjusted Treasury Rate plus (y) 25 basis points, plus in each case accrued and unpaid interest to but excluding the Redemption Date for the Securities of this series to be redeemed.

In addition, as provided in Section 4.1 of the Third Supplemental Indenture, the Securities of this series are subject to redemption, in whole or in part, at any time and from time to time on or after the 2060 Par Call Date, on a date to be fixed by the Company on not more than 60 days’ and not less than 10 days’ prior written notice, at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed, plus accrued and unpaid interest to but excluding the Redemption Date.

In addition, as provided in Section 4.3 of the Third Supplemental Indenture, the Securities of this series are subject to redemption in the event the Ellie Mae Acquisition is not consummated on or prior to February 6, 2021 (subject to automatic extension if regulatory approval under the HSR Act has not yet been received by that date to August 6, 2021 (the “Outside Date”)) or the Purchase Agreement is terminated at any time prior to the Outside Date, at a redemption price equal to 101% of the aggregate principal amount of the Securities of this series, plus accrued and unpaid interest to but excluding the Special Mandatory Redemption Date.

This Security will not be subject to any sinking fund.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of all series to be affected (voting together as a single class). The Indenture also contains provisions (i) permitting the Holders of not less than a majority of the aggregate principal amount of the Securities of all affected series at the time Outstanding (voting together as a single class), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture with respect to such series and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (voting together as a single class), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of at least 25% of the principal amount of the Securities of all affected series at the time Outstanding (voting together as a single class) shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of all affected series at the time Outstanding (voting together as a single class) a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee and any such agent shall be affected by notice to the contrary.

[This Security is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 of the Base Indenture and Section 2.4 and Section 2.6 of the Third Supplemental Indenture on transfers and exchanges of Global Securities.]

Interest on the principal balance of this Security shall be calculated on the basis of a 360-day year of twelve 30-day months.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.